EXHIBIT 10.02

                                SECOND AMENDMENT
                             TO EMPLOYMENT AGREEMENT
                               DATED APRIL 1, 1997



     Reference is made to the Executive Employment Agreement dated as of April 1, 1997 as amended on September 1, 1997 (the "Agreement") by and between J. Baker, Inc. and Alan I. Weinstein. Pursuant to paragraph 19 of the Agreement and in order to amend certain provisions of the Agreement, the Agreement is hereby amended as follows:

         1. Paragraph 6 of the Agreement is hereby amended by deleting the phrase "ending on April 1, 1999" in the fifth line thereof and inserting in its place the phrase "ending on April 30, 2000".

         2. All other terms of the Agreement shall remain unchanged and continue in full force and effect.




J. BAKER, INC.



By: /s/ Sherman N. Baker                                    March 31, 1998
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Sherman N. Baker                                            Date
Chairman of the Board




/s/ Alan I. Weinstein                                       March 31, 1998
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Alan I. Weinstein                                           Date